CORNERSTONE



           ADVANTUS CORNERSTONE FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 1999



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                                                   FAMILY OF FUNDS

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           EQUITY

ADVANTUS CORNERSTONE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

INDEPENDENT AUDITORS' REPORT      18

FEDERAL INCOME TAX INFORMATION    19

SHAREHOLDER SERVICES              20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Growth has been the economic story throughout this fiscal year. The domestic growth story continues, albeit growth is slower than in the past. The Federal Reserve's proactive stance (i.e., raising rates BEFORE reported inflation) demonstrates the Fed's continuing resolve to control inflation by reigning in domestic growth. So far, the Fed has achieved this delicate economic balance.

World growth is slowly accelerating. The global economic picture is vastly different than it was one year ago. Japan has worked its way back from a devastating recession and financial crisis. Emerging markets are surging and international markets, overall, are strong. The world's central banks have played critical roles in getting their respective countries back on track. Like the Fed, the world's central banks plotted a course of action, and like the Fed, these banks espoused an expansionary bias. Relative to conditions, each bank aggressively used its monetary policy to lower interest rates. These actions have contributed to global economic recovery, country by country.

As the rest of the world rallies, the conditions in the U.S. will likely put more pressures on our economic systems. The fixed income market may feel some pressure too due to higher commodity prices, global economic growth, a weaker dollar, tight labor market, and a Fed poised to tighten. Conditions may also bode poorly for the stock market. After several years of good equity markets - driven by both robust growth and higher valuation levels - investors are acutely aware that the environment is changing. The markets will continue under pressure if interest rates move higher and valuations peak, challenging the long-running bull market. On a brighter note, the loss of price momentum in the U.S. equity market will allow earnings growth to catch up with multiples, thus building the base for the next leg up in the secular bull market for equities.

If at any time you have questions about your Advantus mutual fund investments, I encourage you to contact your financial professional or call Advantus Shareholders Services at 1-800-665-6005. This number allows you 24-hour access, seven days a week, to your mutual fund account information via an automated voice-response system. Or you can speak directly to an Advantus Shareholder Services Representative during business hours, 8 A.M. to 4:45 P.M. (Central
Time) any day that the New York Stock Exchange is open for business.

We appreciate your continued patronage of Advantus Funds. Helping you move closer to your investment goals is important to us, and we look forward to working long-term with you and your financial professional. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS CORNERSTONE FUND

PERFORMANCE UPDATE

[PHOTO]

GARY ASTER
PORTFOLIO MANAGER
The Advantus Cornerstone Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in equity
securities of mid and large
capitalization companies
(i.e., companies with a
market capitalization of at
least $1.5 billion) at the
time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
are undervalued relative to
other securities, earn low
returns with a potential for
higher returns or are
undervalued relative to their
potential for improved
operating performance and
financial strength.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Cornerstone Fund's performance for the year ended September 30, 1999 for each class of shares offered is as follows:

Class A..............................        10.13 percent*
Class B..............................        9.26 percent*
Class C..............................        9.35 percent*

The Fund's benchmark, the Russell 1000 Value Index,** earned 18.71 percent for the same period.

PERFORMANCE ANALYSIS

The most significant event affecting financial markets over the reporting period was the rise in interest rates. The U.S. Government 30-year Treasury Bond (the "Long Bond") hit a low yield of 4.72 percent on October 5, 1998 and proceeded to rise steadily from that time. The long bond hit a peak of 6.28 percent on August 12, 1999 and has mostly stayed above 6.0 percent since then. Interest rates affect many areas of the economy, including consumer spending and corporate borrowing.

The Asian economies, which had experienced a dramatic slowdown last fall, began to show signs of life. This provided demand for many basic materials such as paper or steel. As the demand drove prices for these commodities higher, the Federal Reserve Board became worried about inflation, and instituted a series of interest rate hikes. These higher interest rates affected most sectors of the Fund.

For the 12 months ending September 30, 1999, the best performing sectors in the Russell 1000 Value Index** were Technology and Other Energy, a collection of non-traditional energy companies. The worst performing market sectors were Consumer Staples and Health Care.

The rise in crude oil prices during this reporting period benefited integrated oil companies. Higher oil prices translate to higher earnings for major oil companies, so selected energy companies also did well. The rise in oil and gas prices helped the energy sector, as did the wave of deregulation that is sweeping the energy business. Moving away from government rate of return regulation to open markets has converted some sleepy, slow growth utilities into high growth dynamic companies.

The Fund obtained relative outperformance from the Integrated Oil and the Consumer Staples sectors. For both of these sectors, outperformance was obtained from superior stock selection rather than over or underweighting our exposure to the group. Much of the Fund's underperformance came from the Consumer Cyclical and Utility sectors.

Over the course of the year, substantial changes were made to the portfolio. The Fund has reduced the number of names it holds, and has placed a greater emphasis on larger companies. These changes position the Fund well for a period of economic and interest rate uncertainty. The benefits of this change were seen in much improved performance during the second and third calendar quarters of 1999.

OUTLOOK
The market will likely continue to take its lead from the economy and the future direction of interest rates. The Fund will, no doubt, experience further changes in the future, although less dramatic than those described above. In our value stock selection process, we look for companies that we believe have experienced a temporary decline in their stock price. The recent market decline has greatly expanded the list of possible additions to the portfolio, and we are always watchful for good investment opportunities. We continually research each prospective company and judge whether its prospects are superior to one of our existing holdings.

While it is not possible to predict the direction of the stock market, it appears to us that a "doomsday" scenario is not appropriate at this time. The recent declines were mostly the result of a growing number of earnings disappointments. This was exacerbated by very high valuations by almost any traditional measure. With most of these excesses now wrung out of prices, future market declines due to earnings shortfalls will likely be modest and within the boundaries of normal cyclical adjustments.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
       INVESTMENT IN ADVANTUS CORNERSTONE FUND, RUSSELL 1000 VALUE INDEX
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1999.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                               One year    4.07%
                                              Five year   13.25%
                              Since inception (9/16/94)   12.84%
Class B:
                                               One year    4.26%
                                              Five year   13.43%
                              Since inception (9/16/94)   13.02%
(Thousands)
                                                Class A  Class B  Russell 1000      CPI
                                                                   Value Index
9/16/94                                         $10,000  $10,000       $10,000  $10,000
9/30/94                                           9,325    9,870         9,743   10,054
9/30/95                                          11,598   11,708        12,441   10,275
9/30/96                                          14,441   14,649        14,673   10,570
9/30/97                                          19,980   20,400        20,880   10,818
9/30/98                                          16,694   16,947        21,629   10,973
9/30/99                                          18,384   18,531        25,678   11,261

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                                              One year         9.35%
                              Since inception (3/1/95)        14.23%
(Thousands)
                                               Class C  Russell 1000      CPI
                                                         Value Index
03/01/95                                       $10,000       $10,000  $10,000
9/30/95                                         12,013        12,107   10,146
9/30/96                                         14,846        14,280   10,437
9/30/97                                         20,354        20,320   10,682
9/30/98                                         16,838        21,049   10,834
9/30/99                                         18,411        24,989   11,119

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET      % OF STOCK
COMPANY                                       SHARES       VALUE       PORTFOLIO
-------                                      --------   ------------   ----------
GTE Corporation............................   69,695    $ 5,357,803       5.0%
SBC Communications, Inc....................   98,742      5,042,013       4.7%
Exxon Corporation..........................   63,885      4,851,267       4.5%
American International Group...............   55,218      4,800,515       4.5%
Citigroup, Inc.............................   93,060      4,094,640       3.8%
Federal National Mortgage Association......   63,800      3,999,462       3.7%
Bellsouth Corporation......................   73,300      3,298,500       3.1%
MCI Worldcom, Inc..........................   42,755      3,073,016       2.9%
Mobil Corporation..........................   29,555      2,977,666       2.8%
Duke Energy Corporation....................   51,200      2,822,400       2.6%
                                                        -----------      ----
                                                        $40,317,282      37.6%
                                                        ===========      ====

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   4.6%
Depository Receipts                 0.6%
Health Care                         1.0%
Transportation                      1.5%
Technology                          2.6%
Capital Goods                       2.8%
Basic Materials                     3.5%
Utilities                           8.2%
Energy                             11.0%
Consumer Cyclical                  11.4%
Consumer Staples                   11.5%
Communication Services             19.6%
Financial                          21.7%

                                                       ADVANTUS CORNERSTONE FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1999

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          ---------------
COMMON STOCK (94.8%)
  BASIC MATERIALS (3.5%)
    Chemicals (1.0%)
    19,372   E.I. DuPont de Nemours and Company...............   $  1,179,271
                                                                 ------------
    Paper and Forest (2.5%)
    28,700   International Paper Company......................      1,379,394
    42,750   Mead Corporation.................................      1,469,531
                                                                 ------------
                                                                    2,848,925
                                                                 ------------
  CAPITAL GOODS (2.8%)
    Electrical Equipment (.8%)
    13,850   Emerson Electric Company.........................        875,147
                                                                 ------------
    Machinery (2.0%)
    46,500   Case Corporation.................................      2,316,281
                                                                 ------------
  COMMUNICATION SERVICES (19.6%)
    Telecommunication (2.7%)
    42,755   MCI Worldcom, Inc. (b)..........................       3,073,016
                                                                 ------------
    Telephone (16.9%)
    64,068   AT&T Corporation.................................      2,786,958
    73,300   Bellsouth Corporation............................      3,298,500
    69,695   GTE Corporation..................................      5,357,803
    38,300   Mediaone, Inc. (b)..............................       2,616,369
    98,742   SBC Communications, Inc. ........................      5,042,013
                                                                 ------------
                                                                   19,101,643
                                                                 ------------
  CONSUMER CYCLICAL (11.4%)
    Auto (3.4%)
    48,710   Ford Motor Company...............................      2,444,633
    85,550   Spellout Corporation.............................      1,374,147
                                                                 ------------
                                                                    3,818,780
                                                                 ------------
    Publishing (1.2%)
    45,145   Reader's Digest Association......................      1,320,491
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
CONSUMER CYCLICAL--CONTINUED
    Retail (3.3%)
   112,810   Consolidated Stores Corporation (b).............    $  2,488,871
    29,200   Federated Department Stores (b).................       1,275,675
                                                                 ------------
                                                                    3,764,546
                                                                 ------------
    Service (3.5%)
    87,325   Cendant Corporation (b).........................       1,550,019
    55,700   H & R Block, Inc. ...............................      2,419,469
                                                                 ------------
                                                                    3,969,488
                                                                 ------------
  CONSUMER STAPLES (11.5%)
    Beverage (1.0%)
    16,300   Anheuser-Busch Companies, Inc. ..................      1,142,019
                                                                 ------------
    Entertainment (1.2%)
    50,800   Walt Disney Company..............................      1,314,450
                                                                 ------------
    Food (2.5%)
    18,600   Flowers Industries...............................        252,262
    62,100   Hormel Foods Corporation.........................      2,565,506
                                                                 ------------
                                                                    2,817,768
                                                                 ------------
    Household Products (2.2%)
    87,500   Newell Rubbermaid, Inc. .........................      2,499,219
                                                                 ------------
    Service (2.4%)
    80,200   Deluxe Corporation...............................      2,726,800
                                                                 ------------
    Tobacco (2.2%)
    72,200   Philip Morris Companies, Inc. ...................      2,468,337
                                                                 ------------
  ENERGY (11.0%)
    Oil (9.6%)
    22,185   Chevron Corporation..............................      1,968,919
    39,946   Conoco, Inc. ....................................      1,093,522
    63,885   Exxon Corporation................................      4,851,267
    29,555   Mobil Corporation................................      2,977,666
                                                                 ------------
                                                                   10,891,374
                                                                 ------------

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
ENERGY--CONTINUED
    Oil & Gas (1.4%)
    17,700   Atlantic Richfield Company.......................   $  1,568,662
                                                                 ------------
  FINANCIAL (21.7%)
    Banks (5.9%)
    50,200   Bank of America Corporation......................      2,795,512
    23,600   Bank of New York Company, Inc. ..................        789,125
    20,690   Chase Manhattan Corporation......................      1,559,509
    28,800   PNC Bank Corporation.............................      1,517,400
                                                                 ------------
                                                                    6,661,546
                                                                 ------------
    Consumer Finance (2.5%)
    20,625   American Express Company.........................      2,776,641
                                                                 ------------
    Finance-Diversified (3.5%)
    63,800   Federal National Mortgage Association............      3,999,462
                                                                 ------------
    Insurance (7.9%)
    55,218   American International Group.....................      4,800,515
    93,060   Citigroup, Inc. .................................      4,094,640
                                                                 ------------
                                                                    8,895,155
                                                                 ------------
    Investment Bankers/Brokers (1.6%)
    20,820   Morgan Stanley Dean Witter & Company.............      1,856,884
                                                                 ------------
    Savings and Loans (.3%)
    12,500   Washington Mutual, Inc. .........................        365,625
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
HEALTH CARE (1.0%)
    Drugs (1.0%)
    23,400   Pharmacia & Upjohn, Inc. ........................   $  1,161,225
                                                                 ------------
  TECHNOLOGY (2.6%)
     8,790   International Business Machines..................      1,066,886
    73,400   Nova Corporation (b)............................       1,835,000
                                                                 ------------
                                                                    2,901,886
                                                                 ------------
  TRANSPORTATION (1.5%)
    Railroads (1.5%)
    34,320   Union Pacific Corporation........................      1,649,505
                                                                 ------------
  UTILITIES (8.2%)
    Electric Companies (6.3%)
    30,300   AES Corporation (b).............................       1,787,700
    51,200   Duke Energy Corporation..........................      2,822,400
    69,100   Texas Utilities Company..........................      2,578,294
                                                                 ------------
                                                                    7,188,394
                                                                 ------------
    Natural Gas (1.9%)
    53,500   Enron Corporation................................      2,206,875
                                                                 ------------
Total common stock (cost: $101,119,849).......................    107,359,415
                                                                 ------------

DEPOSITORY RECEIPT (.6%)
     5,700   S&P Depository Receipts..........................        731,916
                                                                 ------------
Total depository receipt (cost: $768,463).....................        731,916
                                                                 ------------

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(A)
---------                                                                         ---------------
SHORT-TERM SECURITIES (2.8%)
$  170,104   Federated Prime Obligation Fund, current rate 5.220%...............   $    170,104
 3,050,000   U.S. Treasury Bill...............................  4.801%  11/04/99      3,037,095
                                                                                   ------------
             Total short-term securities (cost: $3,206,564).....................      3,207,199
                                                                                   ------------
             Total investments in securities (cost: $105,094,876) (c)...........   $111,298,530
                                                                                   ============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At September 30, 1999 the cost of securities for federal income tax purposes was $105,527,321. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $11,577,132
  Gross unrealized depreciation..........  (5,805,923)
                                           ----------
  Net unrealized appreciation............  $5,771,209
                                           ==========

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

                                   ASSETS
Investments in securities, at market value -- see
 accompanying schedule for detailed listing
 (identified cost: $105,094,876)............................    $111,298,530
Cash in bank on demand deposit..............................          91,612
Receivable for Fund shares sold.............................           3,305
Receivable for investment securities sold...................       2,608,310
Accrued interest receivable.................................           7,044
Dividends receivable........................................         186,937
Other receivables...........................................           4,702
                                                                ------------
    Total assets............................................     114,200,440
                                                                ------------
                                LIABILITIES
Payable for investment securities purchased.................         367,486
Payable for Fund shares redeemed............................          68,576
Payable to Adviser..........................................         126,701
Payable to Minnesota Life...................................         355,000
                                                                ------------
    Total liabilities.......................................         917,763
                                                                ------------
Net assets applicable to outstanding capital stock..........    $113,282,677
                                                                ============
Represented by:
  Capital stock - authorized 10 billion shares (Class A -
  2 billion shares, Class B - 2 billion shares, Class C -
  2 billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................    $     74,977
  Additional paid-in capital................................     106,065,845
  Undistributed net investment income.......................          10,353
  Accumulated net realized gains from investments...........         927,848
  Unrealized appreciation on investments....................       6,203,654
                                                                ------------
    Total - representing net assets applicable to
    outstanding capital stock...............................    $113,282,677
                                                                ============
Net assets applicable to outstanding Class A shares.........    $ 92,657,418
                                                                ============
Net assets applicable to outstanding Class B shares.........    $ 18,610,671
                                                                ============
Net assets applicable to outstanding Class C shares.........    $  2,014,588
                                                                ============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 6,119,445....................    $      15.14
                                                                ============
  Class B - Shares outstanding 1,243,291....................    $      14.97
                                                                ============
  Class C - Shares outstanding 134,939......................    $      14.93
                                                                ============

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1999

Investment income:
  Interest..................................................    $   248,102
  Dividends.................................................      2,457,820
                                                                -----------
      Total investment income...............................      2,705,922
                                                                -----------
Expenses (notes 4 and 5):
  Investment advisory fee...................................      1,005,217
  Rule 12b-1 fees - Class A.................................        270,308
  Rule 12b-1 fees - Class B.................................        214,827
  Rule 12b-1 fees - Class C.................................         28,187
  Administrative services fee...............................         61,400
  Amortization of organizational costs......................         10,174
  Custodian fees............................................          4,014
  Auditing and accounting services..........................         15,395
  Legal fees................................................         11,984
  Directors' fees...........................................          2,502
  Registration fees.........................................         43,486
  Printing and shareholder reports..........................         42,648
  Insurance.................................................          3,912
  Other.....................................................         10,487
                                                                -----------
      Total expenses........................................      1,724,541
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................        (16,931)
                                                                -----------
      Total net expenses....................................      1,707,610
                                                                -----------
      Investment income -- net..............................        998,312
                                                                -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................      5,320,674
  Net change in unrealized appreciation or depreciation on
    investments.............................................      5,693,886
                                                                -----------
      Net gains on investments..............................     11,014,560
                                                                -----------
Net increase in net assets resulting from operations........    $12,012,872
                                                                ===========

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                    1999             1998
                                                                -------------    -------------
Operations:
  Investment income - net...................................    $    998,312     $  1,114,681
  Net realized gain (loss) on investments...................       5,320,674         (957,360)
  Net change in unrealized appreciation or depreciation on
    investments.............................................       5,693,886      (23,581,265)
                                                                ------------     ------------
      Increase (decrease) in net assets resulting from
        operations..........................................      12,012,872      (23,423,944)
                                                                ------------     ------------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................        (954,423)      (1,055,429)
    Class B.................................................         (46,968)         (55,277)
    Class C.................................................          (5,609)          (7,294)
  Net realized gains on investments:........................
    Class A.................................................              --      (10,892,809)
    Class B.................................................              --       (2,297,711)
    Class C.................................................              --         (378,519)
                                                                ------------     ------------
      Total distributions...................................      (1,007,000)     (14,687,039)
                                                                ------------     ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................       8,232,673       29,714,273
    Class B.................................................       2,198,168       11,465,827
    Class C.................................................         324,824        2,734,418
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................         610,577        8,864,188
    Class B.................................................          46,818        2,275,526
    Class C.................................................           5,520          364,701
  Payments for redemption of shares:
    Class A.................................................     (18,614,760)     (21,641,291)
    Class B.................................................      (6,881,002)      (7,290,091)
    Class C.................................................      (1,749,088)      (2,399,684)
                                                                ------------     ------------
      Increase (decrease) in net assets from capital share
        transactions........................................     (15,826,270)      24,087,867
                                                                ------------     ------------
      Total decrease in net assets..........................      (4,820,398)     (14,023,116)
Net assets at beginning of year.............................     118,103,075      132,126,191
                                                                ------------     ------------
Net assets at end of year (including undistributed net
  investment income of $10,353 and $18,879, respectively)...    $113,282,677     $118,103,075
                                                                ============     ============

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1999

(1) ORGANIZATION

    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $162, increase accumulated net realized gains from investments by $10,012 and decrease additional paid-in capital by $10,174.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $94,538,806 and $110,938,016, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to
 .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Prior to February 1, 1999, Ascend waived that portion of Class A Rule 12b-1 fees which exceeded, as a percentage of average daily net assets, .25 percent. For the period from October 1, 1998 to January 31, 1999, Ascend waived Class A Rule 12b-1 fees in the amount of $16,931.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $5,700 per month. Effective August 1, 1999, the administrative services fee is $6,200 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $81,278.

    As of September 30, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,264,450 Class A shares which represents 37.0 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,104.

(5) ORGANIZATIONAL COSTS

    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance. The amortization of organizational costs was completed during the year.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 1999 and 1998 were as follows:

                                                CLASS A                 CLASS B               CLASS C
                                        -----------------------   -------------------   -------------------
                                           1999         1998        1999       1998       1999       1998
                                        ----------   ----------   --------   --------   --------   --------
Sold..................................     519,547    1,800,201    142,407    705,598     21,022    169,067
Issued for reinvested distributions...      39,130      554,502      2,964    144,152        364     23,295
Redeemed..............................  (1,197,618)  (1,342,646)  (444,700)  (463,039)  (112,523)  (150,239)
                                        ----------   ----------   --------   --------   --------   --------
                                          (638,941)   1,012,057   (299,329)   386,711    (91,137)    42,123
                                        ==========   ==========   ========   ========   ========   ========

(7) YEAR 2000 (UNAUDITED)

    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $12 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                           ---------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                           ---------------------------------------------------------
                                             1999        1998        1997         1996      1995(A)
                                           --------    --------    ---------    --------    --------
Net asset value, beginning of year.....    $ 13.88     $ 18.68     $  15.06     $ 12.96     $ 10.63
                                           -------     -------     --------     -------     -------
Income from investment operations:
  Net investment income (loss).........        .15         .16          .14         .09         .12
  Net gains (losses) on securities
    (both realized and unrealized).....       1.26       (3.04)        5.19        2.91        2.42
                                           -------     -------     --------     -------     -------
    Total from investment operations...       1.39       (2.88)        5.33        3.00        2.54
                                           -------     -------     --------     -------     -------
Less distributions:
  Dividends from net investment
    income.............................       (.15)       (.16)        (.14)       (.08)       (.16)
  Distributions from net realized
    gains..............................         --       (1.76)       (1.57)       (.82)       (.05)
                                           -------     -------     --------     -------     -------
    Total distributions................       (.15)      (1.92)       (1.71)       (.90)       (.21)
                                           -------     -------     --------     -------     -------
Net asset value, end of year...........    $ 15.14     $ 13.88     $  18.68     $ 15.06     $ 12.96
                                           =======     =======     ========     =======     =======
Total return(c)........................      10.13%     (16.45)%      38.35%      24.52%      24.38%
Net assets, end of year
  (in thousands).......................    $92,657     $93,833     $107,322     $48,383     $29,520
Ratio of expenses to average daily net
  assets(d)(e).........................       1.21%       1.16%        1.08%       1.26%       1.35%
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....        .94%        .98%         .85%        .70%       1.01%
Portfolio turnover rate (excluding
  short-term securities)...............       78.7%      114.4%        87.7%      128.0%      160.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 in expenses for the year ended September 30, 1995. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.81% for Class A shares, 2.45% for Class B shares and 2.34% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .56% for Class A shares, (.15)% for Class B shares and (.16)% for Class C shares.
(f)  Adjusted to an annual basis.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                CLASS B
                                        -------------------------------------------------------

                                                       YEAR ENDED SEPTEMBER 30,
                                        -------------------------------------------------------
                                          1999        1998        1997       1996     1995(A)
                                        --------    --------    --------    -------  ----------
Net asset value, beginning of year..... $ 13.73     $ 18.52     $ 14.92     $12.90     $10.63
                                        -------     -------     -------     ------     ------
Income from investment operations:
  Net investment income (loss).........     .03         .03          --       (.01)       .02
  Net gains (losses) on securities
    (both realized and unrealized).....    1.24       (3.02)       5.18       2.86       2.41
                                        -------     -------     -------     ------     ------
    Total from investment operations...    1.25       (2.99)       5.18       2.85       2.43
                                        -------     -------     -------     ------     ------
Less distributions:
  Dividends from net investment
    income.............................    (.03)       (.04)       (.01)      (.01)      (.11)
  Distributions from net realized
    gains..............................      --       (1.76)      (1.57)      (.82)      (.05)
                                        -------     -------     -------     ------     ------
    Total distributions................    (.03)      (1.80)      (1.58)      (.83)      (.16)
                                        -------     -------     -------     ------     ------
Net asset value, end of year........... $ 14.97     $ 13.73     $ 18.52     $14.92     $12.90
                                        =======     =======     =======     ======     ======
Total return(c)........................    9.26%     (17.21)%     37.68%     23.37%     23.18%
Net assets, end of year
  (in thousands)....................... $18,611     $21,176     $21,405     $7,095     $1,635
Ratio of expenses to average daily net
  assets(d)(e).........................    1.96%       1.95%       1.98%      2.15%      2.25%
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....     .20%        .18%       (.05)%     (.11)%      .05%
Portfolio turnover rate (excluding
  short-term securities)...............    78.7%      114.4%       87.7%     128.0%     160.1%

                                                                    CLASS C
                                         -------------------------------------------------------------
                                                                                        PERIOD FROM
                                                                                          MARCH 1,
                                                 YEAR ENDED SEPTEMBER 30,                1995(B) TO
                                         -----------------------------------------     SEPTEMBER 30,
                                           1999       1998       1997       1996            1995
                                         --------    -------    -------    -------    ----------------
Net asset value, beginning of year.....   $13.68     $18.48     $14.94     $12.90          $10.79
                                          ------     ------     ------     ------          ------
Income from investment operations:
  Net investment income (loss).........      .03        .03         --         --             .02
  Net gains (losses) on securities
    (both realized and unrealized).....     1.25      (3.04)      5.12       2.88            2.14
                                          ------     ------     ------     ------          ------
    Total from investment operations...     1.26      (3.01)      5.12       2.88            2.16
                                          ------     ------     ------     ------          ------
Less distributions:
  Dividends from net investment
    income.............................     (.03)      (.03)      (.01)      (.02)           (.05)
  Distributions from net realized
    gains..............................       --      (1.76)     (1.57)      (.82)             --
                                          ------     ------     ------     ------          ------
    Total distributions................     (.03)     (1.79)     (1.58)      (.84)           (.05)
                                          ------     ------     ------     ------          ------
Net asset value, end of year...........   $14.93     $13.68     $18.48     $14.94          $12.90
                                          ======     ======     ======     ======          ======
Total return(c)........................     9.35%    (17.28)%    37.10%     23.59%          20.13%
Net assets, end of year
  (in thousands).......................   $2,015     $3,094     $3,399     $1,156          $   47
Ratio of expenses to average daily net
  assets(d)(e).........................     1.96%      1.95%      1.98%      2.13%           2.25%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....      .21%       .18%      (.05)%     (.01)%          (.07)%(f)
Portfolio turnover rate (excluding
  short-term securities)...............     78.7%     114.4%      87.7%     128.0%          160.1%

------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1999 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG LLP

Minneapolis, Minnesota
November 5, 1999

                                                       ADVANTUS CORNERSTONE FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 1999. Dividends for the 1999 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 100%
 qualifying for deduction by corporations.
December 22, 1998...........................................   $.0453
March 19, 1999..............................................    .0425
June 24, 1999...............................................    .0340
September 23, 1999..........................................    .0275
                                                               ------
                                                               $.1493
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 100%
 qualifying for deduction by corporations.
December 22, 1998...........................................   $.0171
March 19, 1999..............................................    .0128
June 24, 1999...............................................    .0029
                                                               ------
                                                               $.0328
                                                               ======

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions-taxable as dividend income, 100%
 qualifying for deduction by corporations.
December 22, 1998...........................................   $.0154
March 19, 1999..............................................    .0116
June 24, 1999...............................................    .0023
                                                               ------
                                                               $.0293
                                                               ======

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.            PRESORTED STANDARD
400 ROBERT STREET NORTH                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                       ST. PAUL, MN
                                             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48649 Rev. 11-1999